Exhibit 10.1

LOAN AGREEMENT

Parties:   The undersigned is China Northern Medical, Inc. the Borrower, and the Lender is Mr. Jinzhao Wu

2.   Date of Agreement:    June 27, 2007/

3.   Promise to Pay:   Borrower promises to pay to Lender USD$10,000 on demand,

4.   Responsibility:   Although this agreement may be signed below by more than one person, each of the undersigned understands that they are each as individuals responsible and jointly and severally liable for paying back the full amount,

5. Breakdown of Loan:   Borrower will pay:

Amount of Loan:

USD$ 10,000

other (Describe)

None

Amount financed:

None

Finance charge:

None

Total of payments:

USD$10.000

ANNUAL PERCENTAGE RATE~ None

6.   Repayment:   Borrower win repay lender partial of the entire outstanding amount at any time when the lender requests: such repayment(s).

7.   Prepayment:   Borrower has the right to prepay the whole outstanding amount at any time.

8.   Security:   NONE

Executed at    June 27; 2007

Borrower:   China Northern Medical Device, Inc

/s/ Jinzhao Wu

Jinzhao Wu

President

Lender

/s/ Jinzhao Wu